UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

______________________

Date of Report (date of earliest event reported):  September 27, 2005 (December 12, 2005)

Home Solutions of America, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware (State of Incorporation)	0-22388 (Commission File Number)	99-0273889 (IRS Employer Identification No.)

1500 Dragon Street, Suite B
Dallas Tx, 75207
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:	(214) 623-8446

Former name of address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.              Completion of Acquisition or Disposition of Assets.

                As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on September 29, 2005,  Home Solutions Restoration of Louisiana, Inc., a Louisiana corporation ("HSR of Louisiana"), a wholly-owned subsidiary of Home Solutions of America, Inc., a Delaware corporation (the "Company"), acquired substantially all of the assets of Florida Environmental Remediation Services, Inc., a Florida corporation ("FERS"), a restoration company operating in Florida, Louisiana and Mississippi on September 27, 2005.

                In the Form 8-K filed September 29, 2005, the Company stated that financial statements and pro forma financial information related to the acquisition of assets from FERS would be filed at a later date.  The financial information and pro forma financial information are attached as exhibits to this Form 8-K/A.  Please see Item 9.01. below, which is incorporated by reference into this Item 2.01.

Item 9.01.              Financial Statements and Exhibits.

(A)          Financial Statements of business acquired.

The  financial statements of Florida Environmental Remediation Services, Inc., including  independent auditor's report of Corbin & Company LLP, required by this item, appear at Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(B)          Proforma financial information.

The pro forma financial information required by this item appears at Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated by reference herein.

(C)          Shell company transactions.  Not Applicable.

(D)          Exhibits.

4.01

Asset Purchase Agreement among Home Solutions of America, Inc., Home Solutions Restoration of Louisiana, Inc., Florida Environmental Remediation Services, Inc., Fernando Nava and Mike D. Lane dated September 27, 2005. *

4.02	Promissory Note dated September 27, 2005 in the principal amount of $11,000,000, issued by Home Solutions Restoration of Louisiana, Inc. to Florida Environmental Restoration Services, Inc. *
4.03	Warrant Certificate dated September 27, 2005, issued by Home Solutions of America, Inc. to Florida Environmental Restoration Services, Inc. *
99.1	Press Release dated September 29, 2005. *
99.2	Financial Statements of Florida Environmental Remediation Services, Inc.
99.3	Unaudited Proforma Financial Statements.

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*              Previously filed with the original current report on Form 8-K filed on September 29, 2005.

Safe Harbor for Forward-Looking Statements

Information set forth or incorporated by reference in this document contains financial estimates and other "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as "believes," " expects," "anticipates," "intends," "will," "may," "should," or similar expressions. These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements.

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SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                Home Solutions of America, Inc.

Date:  December 12, 2005                                                                    By:      /s/ Rick J. O'Brien
                       Name:  Rick J. O'Brien
                       Title:  Chief Financial Officer

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Exhibit Index

4.01

Asset Purchase Agreement among Home Solutions of America, Inc., Home Solutions Restoration of Louisiana, Inc., Florida Environmental Remediation Services, Inc., Fernando Nava and Mike D. Lane dated September 27, 2005. *

4.02	Promissory Note dated September 27, 2005 in the principal amount of $11,000,000, issued by Home Solutions Restoration of Louisiana, Inc. to Florida Environmental Restoration Services, Inc. *
4.03	Warrant Certificate dated September 27, 2005, issued by Home Solutions of America, Inc. to Florida Environmental Restoration Services, Inc. *
99.1	Press Release dated September 29, 2005. *
99.2	Financial Statements of Florida Environmental Remediation Services, Inc.
99.3	Unaudited Proforma Financial Statements.

*              Previously filed with the original current report on Form 8-K filed on September 29, 2005.

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